    SECURITIES AND EXCHANGE COMMISSION

  Washington, DC  20549

   FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 5, 2001

(Date of earliest event reported)

   UAL CORPORATION

     (Exact name of registrant as specified in its charter)

Delaware	1- 6033	36- 2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois (Address of principal executive offices)	60007 (Zip Code)

  Registrant's telephone number, including area code (847) 700- 4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         UAL Corporation (the "Company") is filing herewith a press release, "UAL Corporation's Board Reduces Quarterly Common Stock Dividend", as Exhibit 99.1.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Douglas A. Hacker
Name: Title:	Douglas A. Hacker Executive Vice President, and Chief Financial Officer

Dated: July 3, 2001